Motley Fool Global Opportunities ETF
Schedule of Investments
May 31, 2025 (Unaudited)

COMMON STOCKS - 94.1%	Shares	Value
Argentina - 3.1%
MercadoLibre, Inc. (a)	4,803	$12,311,482

Australia - 1.3%
Atlassian Corp. - Class A (a)	26,005	5,399,418

Canada - 6.1%
Canadian National Railway Co.	55,653	5,840,226
Waste Connections, Inc.	93,220	18,372,730
		24,212,956

China - 2.4%
Yum China Holdings, Inc.	216,427	9,447,038

Germany - 2.4%
Symrise AG	81,189	9,684,124

Ireland - 3.8%
ICON PLC (a)	35,751	4,657,640
Kerry Group PLC - Class A	77,034	8,414,428
Kerry Group PLC - Class A	19,537	2,085,225
		15,157,293

Japan - 5.6%
Nintendo Co. Ltd.	274,469	22,574,381

Kenya - 0.2%
Safaricom PLC	4,000,000	637,771

Netherlands - 1.3%
Universal Music Group NV	160,354	5,127,191

Philippines - 3.0%
International Container Terminal Services, Inc.	1,610,522	11,834,645

Spain - 1.6%
Cellnex Telecom SA (b)	165,110	6,321,615

Taiwan - 2.1%
Taiwan Semiconductor Manufacturing Co. Ltd. - ADR	43,817	8,470,702

Thailand - 1.3%
Fabrinet (a)	22,428	5,222,808

United Arab Emirates - 0.0%(c)
NMC Health PLC (a)(d)	485,482	0

United Kingdom - 10.3%
Aon PLC - Class A	30,059	11,184,353
Ashtead Group PLC	104,996	6,132,547
Close Brothers Group PLC (a)	1,693,669	7,612,611
London Stock Exchange Group PLC	89,103	13,535,925
Rentokil Initial PLC - ADR (e)	116,103	2,759,768
System1 Group PLC	14,677	88,987
		41,314,191

United States - 49.6%(f)
Alphabet, Inc. - Class C	91,038	15,735,918
Alphatec Holdings, Inc. (a)(e)	392,690	4,881,137
Amazon.com, Inc. (a)	105,050	21,536,301
American Tower Corp.	54,158	11,625,015
Axon Enterprise, Inc. (a)	23,139	17,362,580
Brookfield Asset Management Ltd.	199,712	11,203,843
Costco Wholesale Corp.	14,941	15,541,329
Crocs, Inc. (a)(e)	35,350	3,605,700
DexCom, Inc. (a)	130,728	11,216,463
Equinix, Inc.	12,906	11,471,111
Fastenal Co. (e)	236,324	9,769,634
Mastercard, Inc. - Class A	30,985	18,144,816
Salesforce, Inc.	37,001	9,818,955
SBA Communications Corp. (e)	24,826	5,756,901
StoneX Group, Inc. (a)	98,180	8,311,428
Waters Corp. (a)	21,580	7,536,599
Watsco, Inc. (e)	32,575	14,449,293
		197,967,023
TOTAL COMMON STOCKS (Cost $201,089,341)		375,682,638

PREFERRED STOCKS - 1.8%	Shares	Value
Germany - 1.8%
Dr Ing hc F Porsche AG, 0.00% (b)	149,345	7,200,087
TOTAL PREFERRED STOCKS (Cost $13,083,069)		7,200,087

SHORT-TERM INVESTMENTS - 7.5%		Value
Investments Purchased with Proceeds from Securities Lending - 7.5%	Units
Mount Vernon Liquid Assets Portfolio, LLC, 4.45% (g)	30,183,803	30,183,803
TOTAL SHORT-TERM INVESTMENTS (Cost $30,183,803)		30,183,803

TOTAL INVESTMENTS - 103.4% (Cost $244,356,213)		413,066,528
Liabilities in Excess of Other Assets - (3.4)%		(13,645,383)
TOTAL NET ASSETS - 100.0%		$399,421,145
two		–%
Percentages are stated as a percent of net assets.		–%

ADR - American Depositary Receipt
LLC - Limited Liability Company
PLC - Public Limited Company

(a)	Non-income producing security.
(b)
Security is exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration to qualified institutional investors. As of May 31, 2025, the value of these securities total $13,521,702 or 3.4% of the Fund’s net assets.

(c)	Represents less than 0.05% of net assets.
(d)
Fair value determined using significant unobservable inputs in accordance with procedures established by and under the supervision of the Adviser, acting as Valuation Designee. These securities represented $0 or 0.0% of net assets as of May 31, 2025.

(e)	All or a portion of this security is on loan as of May 31, 2025. The fair value of these securities was $29,489,839 which represented 7.4% of net assets.
(f)
To the extent that the Fund invests a significant portion of its assets in the securities of companies of a single country or region, it is more likely to be impacted by events or conditions affecting such country or region.

(g)	The rate shown represents the 7-day annualized effective yield as of May 31, 2025.

Summary of Fair Value Disclosure as of May 31, 2025 (Unaudited)

Motley Fool Global Opportunities ETF (the "Fund") has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of May 31, 2025:

	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	375,682,638	–	0	375,682,638
Preferred Stocks	7,200,087	–	–	7,200,087
Investments Purchased with Proceeds from Securities Lending(a)	–	–	–	30,183,803
Total Investments	382,882,725	–	0	413,066,528

Refer to the Schedule of Investments for further disaggregation of investment categories.

Changes in valuation techniques may result in transfers into or out of assigned levels within the fair value hierarchy. There were no transfers into or out of Level 3 during the reporting period as compared to the security classifications from the prior year’s annual report.

(a)
Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amount of $30,183,803 presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts listed in the Schedule of Investments.